UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Framark Drive

Victor, New York 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 Par Value	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

Document Security Systems, Inc. (“we,” “us,” and “our”) is filing this Current Report on Form 8-K (the “Form 8-K”) to reflect changes to the presentation of our financial information as set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2021, in order to give effect to a change in our segment reporting.

As previously disclosed in our Quarterly Report on Form 10-Q for the period ended March 31, 2021 (as filed with the SEC on May 14, 2021), effective in the first quarter of our fiscal year 2021, our internal reporting and reportable segments changed. We implemented a segment reorganization in order to more closely align our segment reporting with our current operating structure. The segment reorganization now includes our BioHealth Group and the removal of our IP Technology Management segment as the activities surrounding our IP Technology Management segment have significantly decreased. The IP Technology Management segment have been included in the Corporate reporting segment. Also, the investment in Sharing Service Global Corporation, previously recorded in the Corporate segment is now accounted for in the Direct Marketing segment. Our reportable segments are: Premier Packaging, Digital Group, BioHealth Group, and Direct Marketing.

All prior period information has been recast to reflect this change in reportable segments. This form 8-K will permit us to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K in not an amendment to the 2020 Form 10-K or a restatement of financial statements included therein.

This Form 8-K updates and supersedes the information in the following sections of our 2020 Form 10-K to reflect retrospective application of our segment changes to conform to the new segment presentation:

● Part I, Item 1, Business.

● Part II, Item 8, Financial Statements and Supplementary Data.

In our Quarterly Reports on Form 10-Q for the period ended March 31, 2021, we adjusted the unaudited condensed consolidated financial statements for the three months ended March 31, 2020 to reflect the retrospective application of our segment change.

No items in the 2020 Form 10-K other than those identified above are being updated by this Form 8-K. Information in the 2020 Form 10-K is generally stated as of December 31, 2020 and this Form 8-K does not reflect any subsequent information or events other than the changes in segment reporting noted above. Without limiting the foregoing, this Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2020 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. For a discussion of events and developments subsequent to the filing of the 2020 Form 10-K, please refer to our SEC filings since that date. More current information is contained in the March 31, 2021 Form 10-Q and other filings with the SEC after March 31, 2021.

This Form 8-K should be read in conjunction with the 2020 Form 10-K, the March 31, 2021 Form 10-Q, and any other documents filed with the SEC subsequent to March 31, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Updated portion of the Document Security Systems, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

May 24, 2021	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer